UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 11, 2020

REPLIGEN CORPORATION

(Exact name of registrant as specified in charter)

Delaware	000-14656	04-2729386
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

41 Seyon Street, Bldg. 1, Suite 100, Waltham, MA 02453

(Address of Principal Executive Offices) (Zip Code)

(781) 250-0111

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	RGEN	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 11, 2020, based on the recommendation of the Nominating and Corporate Governance Committee, the Board of Directors (the “Board”) of Repligen Corporation (the “Company”), elected Carrie Eglinton Manner to the Board, effective June 11, 2020 (the “Effective Date”).

In connection with her election to the Board, Ms. Eglinton Manner will receive cash and equity compensation pursuant to the Company’s Amended and Restated Non-Employee Directors’ Compensation Policy (the “Director Compensation Policy”). Pursuant to the terms of the Director Compensation Policy, on the Effective Date Ms. Eglinton Manner will receive an option to purchase shares of the Company’s common stock having an aggregate value of $150,000 (the “Initial Board Option”). The Initial Board Option vests equally over a three-year period from the Effective Date. The Initial Board Option has a term of ten years, subject to early termination in the event of death, removal or resignation from the Board. The Initial Board Option has an exercise price equal to the closing price of the stock on the Effective Date. In addition, under the Director Compensation Policy, each non-employee director receives an annual retainer for service on the Board and committees of the Board, and each non-employee director reelected to the Board by the stockholders is awarded annually restricted stock units.

There are no arrangements or understandings between Ms. Eglinton Manner and any other persons pursuant to which Ms. Eglinton Manner was selected as a director. There have been no transactions since the beginning of the Company’s last fiscal year, or any currently proposed transaction, in which the Company was or is to be a participant, in which the amount involved exceeds $120,000, and in which Ms. Eglinton Manner had, or will have, a direct or indirect material interest.

On June 15, 2020, the Company issued a press release announcing Ms. Eglinton Manner’s election to the Board and has attached a copy of such press release as Exhibit 99.1 hereto.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press release issued by Repligen Corporation on June 15, 2020.

104	Cover page from this Current Report on Form 8-K, formatted in Inline XBRL

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REPLIGEN CORPORATION

Dated: June 15, 2020	By:	/s/ Tony J. Hunt
Tony J. Hunt
President and Chief Executive Officer